EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022
Supplement Dated May 24, 2019
To Prospectus Dated May 1, 2019
Effective May 28, 2019, the names of the following underlying funds will change. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective May 28, 2019.
Former Name	New Name
Oppenheimer Global Fund/VA	Invesco Oppenheimer V.I. Global Fund
Oppenheimer Global Strategic Income Fund/VA	Invesco Oppenheimer V.I. Global Strategic Income Fund
Oppenheimer International Growth Fund/VA	Invesco Oppenheimer V.I. International Growth Fund
Oppenheimer Main Street Small Cap Fund®/VA	Invesco Oppenheimer V.I. Main Street Small Cap Fund
Effective June 3, 2019, the names of the following underlying funds will change. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective June 3, 2019.
Former Name	New Name
Dreyfus IP Small Cap Stock Index	BNY Mellon IP Small Cap Stock Index
Dreyfus IP Technology Growth	BNY Mellon IP Technology Growth
Dreyfus Stock Index	BNY Mellon Stock Index
Dreyfus VIF Appreciation	BNY Mellon VIF Appreciation
Dreyfus VIF International Value	BNY Mellon VIF International Value
Effective June 3, 2019, MFS® VIT International Value will change its name to MFS® VIT International Intrinsic Value. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective June 3, 2019.
Please Retain This Supplement For Future Reference